UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 27, 2013
Date of Report (Date of earliest event reported)

AvWorks Aviation Corp.
(Exact name of registrant as specified in its charter)

Florida	000-51159	98-0427526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 SW 47TH AVENUE Suite 415 Davie, Florida	33341
(Address of principal executive offices)	(Zip Code)

(954) 588-7205
Registrant’s telephone number, including area code

10778 NW 53 St
Suite E
Sunrise, Florida
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On November 21, 2013, the PCAOB revoked the registration of the Registrant’s prior independent accountant, Harris F. Rattray, CPA (“Harris”), due to Harris’ violations of PCAOB rules and auditing standards in auditing the financial statements and PCAOB rules and quality control standards with respect to Harris’clients.

On November 27, 2013, Harris F. Rattray, CPA (“Harris”) resigned as the independent registered public accounting firm of the Company. The resignation was accepted by the Board of Directors of the Company (the“Board”). Read more: http://pcaobus.org/Enforcement/Decisions/Documents/11212013_Rattray.pdf.

Other than an explanatory paragraph included in Harris’ audit reports for the Company's fiscal year ended December 31, 2012 and 2011 relating to the uncertainty of the Company's ability to continue as a going concern, the audit reports of Harris on the Company's financial statements for the last two fiscal years ended December 31, 2011 and 2012 through September 30, 2013, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's 2012 and 2011 fiscal years and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Harris on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Harris, would have caused Harris to make reference to the subject matter of the disagreements in connection with their report,and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Harris with a copy of the foregoing statements and requested that Harris provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of Harris’s letter, is filed herewith as Exhibit 16.1 to this Amendment to the Current Report on Form 8-K filed with the SEC on January 21, 2014.

(b) On January 9, 2014, the Company engaged Terry L. Johnson, CPA, as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013 through January 9. 2014 neither the Company nor anyone acting on its behalf consulted with Terry L. Johnson, CPA regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Terry L. Johnson, CPA on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Harris or a reportable event with respect to Harris.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exh. No.	Date	Document
16.1	November 27, 2013	Letter from Harris Rattray CPA

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AvWorks Aviation Corp.

DATE: January 31, 2014	By:	/s/ Dror Svorai
	Name:	Dror Svorai
	Title:	Chief Executive Officer

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